UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 10, 2025, Dr. Nathan Gross notified Doximity, Inc. (the “Company”) that he will step down from his role as Chief Strategy Officer to become an advisor to the Company, effective June 16, 2025. The advisory services will be provided under the terms of an Independent Contractor Agreement by and between the Company and Dr. Gross, dated June 13, 2025 (“Advisor Agreement”) until terminated by the terms of the Advisor Agreement. As consideration for his advisory services, restricted stock unit and option awards that were granted by the Company to Dr. Gross will continue to vest in accordance with the terms of the applicable award agreements through September 2025. Dr. Gross will receive no cash compensation for the advisory services pursuant to the Advisor Agreement. The foregoing summary of the Advisor Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the agreement. The Company expects to file a copy of the Advisor Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

Item 7.01 – Regulation FD Disclosure
On June 13, 2025, the Company released a blog post relating to Dr. Gross’ transition to an external advisor to the Company. A copy of that blog post is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Blog Post Regarding Transition of Role of Dr. Nathan Gross

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2025

DOXIMITY, INC.

By:	/s/ Anna Bryson
Anna Bryson Chief Financial Officer